UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012

HOKU CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
Of incorporation)

1288 Ala Moana Blvd, Suite 220 Honolulu, Hawaii		96814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.          Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 8.01 under the heading “Credit Agreements” below is incorporated by reference into this Item 2.04.

Item 8.01.          Other Events.

Delisting from The NASDAQ Global Market

Hoku Corporation (“Hoku”) intends to voluntarily terminate the listing of its common stock on The NASDAQ Global Market by filing a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about July 16, 2012.   As previously announced, Hoku is not in compliance with NASDAQ’s continuing listing requirements due to its inability to maintain a $1.00 minimum bid price and to file its annual report on Form 10-K, and Hoku expects its common stock to be delisted from The NASDAQ Global Market. To ensure an orderly delisting process, Hoku has decided to voluntarily terminate the listing of its common stock on The NASDAQ Global Market by filing a Form 25 with the SEC on or about July 16, 2012.  On July 5, 2012, NASDAQ halted the trading of Hoku’s common stock.  NASDAQ has informed Hoku that the trading of its common stock on NASDAQ will remain halted until the delisting is completed upon the Form 25 filing.

Credit Agreements

In addition to the disclosures made in the Form 8-K filed with the Securities and Exchange Commission on June 29, 2012, Hoku has received written notice that the loans under the credit agreements listed below have been accelerated and are immediately due and payable.   In each instance, the lender has advised Hoku that it has or intends to draw against the letter of credit provided by Tianwei as collateral for such loans.

Date of Credit Agreement	Lender	Principal Amount	Date of Receipt of Acceleration Notice
October 19, 2010	China Construction Bank, Singapore Branch	$29,000,000	July 10, 2012
February 25, 2011	Bank of China, New York Branch	Lesser of $30,000,000 or the aggregate amount of letter of credit	July 2, 2012
April 6, 2011	Industrial and Commercial Bank of China Ltd., New York Branch	$15,000,000	July 9, 2012
August 16, 2011	Bank of China, New York Branch	Lesser of $15,000,000 or the aggregate amount of letter of credit	July 2, 2012
October 5, 2011	Industrial and Commercial Bank of China Ltd., New York Branch	$13,600,000	July 6, 2012
October 12, 2011	Bank of China, New York Branch	Lesser of $22,110,000 or the aggregate amount of letter of credit	July 2, 2012
November 30, 2011	Industrial and Commercial Bank of China Ltd., New York Branch	$5,800,000	July 6, 2012
January 10, 2011	Industrial and Commercial Bank of China Ltd., New York Branch	$19,500,000	July 11, 2012
January 11, 2012	Industrial and Commercial Bank of China Ltd., New York Branch	$10,000,000	July 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 13, 2012

Hoku Corporation

By:	/s/ Xiaoming Yin
Xiaoming Yin
President